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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 17, 1995 included in MGM Grand, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.




                                   ARTHUR ANDERSEN LLP



Las Vegas, Nevada
January 12, 1996